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                                                                    Exhibit 23.1

                        Consent of Independent Auditors

    We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated March 2, 2000 in Amendment No. 4 to the Registration Statement on Form S-1 and the related prospectus of Infinite Technology Group Ltd. for the registration of 2,300,000 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP



Melville, New York
March 2, 2000